UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant To Section 13 or 15(D)
                     of the Securities Exchange Act of 1934


                 Date of earliest event reported: AUGUST 8, 2006


                        GLOBAL ENTERTAINMENT CORPORATION
               (Exact name of registrant as specified in charter)


          Nevada                        0-50643                  86-0933274
(State or Other Jurisdiction          (Commission               (IRS Employer
    of Incorporation)                 File Number)           Identification No.)


       4909 E. McDowell, Suite 104
            Phoenix, Arizona                                      85008-4293
(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (480) 994-0772
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ITEM 8.01. OTHER EVENTS

     On August 8, 2006 Global Entertainment Corporation ("GEE") issued a news release to announce a the selection of Steven J. Bielewicz as President of its new subsidiary real estate development subsidiary, Global Properties. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by this reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     Exhibit No.                        Description
     -----------                        -----------
        99.1 Press release of Global Entertainment Corporation dated August 8, 2006

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             GLOBAL ENTERTAINMENT CORPORATION


Date: August 8, 2006                         /s/  Richard Kozuback
                                             -----------------------------------
                                             Richard Kozuback
                                             President and
                                             Chief Executive Officer

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
                                  EXHIBIT INDEX

     Exhibit No.                        Description
     -----------                        -----------
        99.1 Press release of Global Entertainment Corporation dated August 8, 2006